Exhibit 99.1

Access National Corporation Announces Earnings for the Third Quarter of 2010

RESTON, Va.--(BUSINESS WIRE)--October 20, 2010--Access National Corporation (NASDAQ: ANCX), holding company for Access National Bank, reported third quarter net income of $2.4 million compared to $2.2 million recorded in the third quarter of 2009. This represents the company’s 41st consecutive quarterly profit. Earnings per diluted share were $0.23 for the quarter ended September 30, 2010, compared to $0.21 per diluted share in the third quarter of 2009. Net income for the nine months ended September 30, 2010 totaled $5.3 million or $0.50 per diluted share, compared to net income of $7.6 million or $0.73 per diluted share for the first nine months of 2009. The decrease in earnings is primarily due to a 68.3% decrease in net income from mortgage banking activities that was partially offset by a 136.0% increase in net income from the banking segment.

Loans held for investment totaled $478.3 million at September 30, 2010 compared to $486.6 million at December 31, 2009 as economic conditions continue to impact loan demand. The Bank was recognized as the #1 ranked small business lender by dollar volume among all banks in the Washington Metropolitan Area District, according to the United States Small Business Administration (SBA) for the government fiscal year ended Sept. 30, 2010. In 2009, the bank was the #1 SBA lender among community banks in the district, which includes Northern Virginia and suburban Maryland. The outlook for SBA Loans got brighter when the Small Business Jobs Act was signed into law September 27, 2010. Among other things, the Act provides for larger SBA loans of up to $5 million from $2 million and relaxed the definition of small business to include the lower middle market business segment that is so dominant in the bank’s market area.

Investment securities have increased $104.9 million subsequent to December 31, 2009 as a result of deposit growth and low loan demand. All of the securities purchased this year were government agencies.

Total deposits have grown by $140.3 million from $466.6 million at December 31, 2009 to $606.9 million at September 30, 2010. Noninterest-bearing deposit balances increased 25.3% or $17.7 million during the nine month period as the bank continues to grow its portfolio of local operating businesses with core operating accounts.

Income before taxes for the nine months ended September 30, 2010 from the banking segment totaled $6.5 million, up from $3.0 million for the same period in 2009. Income before taxes from the mortgage segment decreased $7.3 million from $10.6 million for the nine months ended September 30, 2009 to $3.3 million for the same period in 2010.

Return on average assets for the first nine months of 2010 annualized was 0.95% compared to 1.39% for the same period in 2009. Return on average equity annualized was 10.12% for the first nine months of 2010 compared to 15.92% in the prior year. Book value per common share was $6.95 at September 30, 2010, an increase of 10.5% compared to $6.29 at September 30, 2009.

Assets totaled $804.8 million at September 30, 2010 compared to $695.2 million at September 30, 2009. The increase in total assets is due to the increase in deposits.

Non-performing assets (NPAs) totaled approximately $10.2 million or 1.27% of assets at September 30, 2010 down from $12.1 million or 1.53% of assets at June 30, 2010. NPAs are comprised of non-accrual loans totaling $7.0 million and other real estate owned of $3.2 million. The allowance for loan losses totaled 2.07% of total loans held for investment as of September 30, 2010 compared to 2.03% for the second quarter of 2010 and coverage of the allowance to NPAs increased to 95.06% from 77.35% at June 30, 2010.

Access National Corporation and its subsidiary bank continue to exceed standards of being “Well Capitalized” as defined under banking regulations. The ratio of total equity to total assets at September 30, 2010 was 9.03% compared to 9.49% at September 30, 2009.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	September 30,	December 31,	September 30,
(In Thousands)	2010	2009	2009
ASSETS

Cash and due from banks	$13,012	$5,965	$8,719

Interest-bearing balances and federal funds sold	19,493	25,256	47,166

Securities available for sale - at fair value	152,775	47,838	73,474

Loans held for sale - at fair value	123,048	76,232	60,400

Loans held for investment
net of allowance for loan losses of $9,722, $9,127 and $8,179, respectively	468,605	477,437	480,897

Premises, equipment and land	8,552	8,759	8,843

Other assets	19,353	25,392	15,704

Total assets	$804,838	$666,879	$695,203

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$87,446	$69,782	$84,296

Savings and interest bearing deposits	160,897	138,988	128,556

Time deposits	358,614	257,875	299,891

Total deposits	606,957	466,645	512,743

Short-term borrowings	69,815	64,249	55,685

Long-term borrowings	37,587	46,330	47,300

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	11,638	15,691	7,320

Total Liabilities	732,183	599,101	629,234

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,459,826, 10,537,428, and 10,483,007 shares, respectively	8,734	8,799	8,753

Surplus	18,207	18,552	18,301

Retained earnings	45,391	40,377	38,436

Accumulated other comprehensive income	323	50	479

Total shareholders' equity	72,655	67,778	65,969

Total liabilities and shareholders' equity	$804,838	$666,879	$695,203

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Nine Months Ended
	September 30,	September 30,	September 30,
(In Thousands Except for Share Data)	2010	2010	2009
INTEREST INCOME
Interest and fees on loans	$8,190	$24,039	$25,918

Interest on federal funds sold and bank balances	58	172	112

Interest on securities	583	1,537	2,553
Total interest income	8,831	25,748	28,583

INTEREST EXPENSE
Interest on deposits	1,888	5,905	8,287

Interest on other borrowings	584	1,912	2,603
Total interest expense	2,472	7,817	10,890
Net interest income	6,359	17,931	17,693

Provision for loan losses	575	1,321	4,816
Net interest income after provision for loan losses	5,784	16,610	12,877

NONINTEREST INCOME
Service charges and fees	164	490	401

Gain on sale of loans	10,457	24,095	38,267

Other Income	(211)	(875)	5,467
Total noninterest income	10,410	23,710	44,135

NONINTEREST EXPENSE
Salaries and benefits	5,979	16,595	21,444

Occupancy and equipment	613	1,943	1,895

Other operating expense	5,677	13,276	21,123
Total noninterest expense	12,269	31,814	44,462
Income before income tax	3,925	8,506	12,550

Income tax expense	1,489	3,176	4,962
NET INCOME	$2,436	$5,330	$7,588

Earnings per common share:
Basic	$0.23	$0.51	$0.73
Diluted	$0.23	$0.50	$0.73

Average outstanding shares:
Basic	10,474,543	10,539,924	10,354,897
Diluted	10,495,734	10,559,122	10,400,753

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	September 30,	September 30,
(Dollars in Thousands)	2010	2010	2010	2010	2009

Return on average assets (annualized)	1.21%	0.84%	0.74%	0.95%	1.39%
Return on average equity (annualized)	13.87%	9.24%	7.01%	10.12%	15.92%
Net interest margin	3.36%	3.16%	3.58%	3.35%	3.37%
Efficiency ratio - Bank only	58.64%	53.39%	71.71%	60.73%	59.55%
Total equity to assets	9.03%	8.91%	10.86%	9.03%	9.49%

Banking segment - income before taxes	$2,428	$2,586	$1,461	$6,475	$2,978
Mortgage segment - income before taxes	$1,939	$575	$778	$3,292	$10,576
Other segments - income before taxes	$(442)	$(487)	$(332)	$(1,261)	$756
Mortgage loan originations	$231,804	$180,365	$148,941	$561,110	$1,237,382
Allowance for losses on mortgage loans sold	$4,488	$3,630	$3,768	$4,488	$1,779

Asset Quality Trend Profile

	Nine Months	Six Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars in Thousands)	2010	2010	2010	2009	2008

Total assets	$804,838	$790,570	$637,381	$666,879	$702,324
Total loans held for investment	$478,327	$468,883	$469,728	$486,564	$485,929

Allowance for loan losses - beginning balance	$9,127	$9,127	$9,127	$7,462	$7,462
Charge offs	(1,231)	(974)	(392)	(5,310)	(5,560)
Recoveries	505	449	324	911	137
Net charge offs	(726)	(525)	(68)	(4,399)	(5,423)
Provision for loan losses	1,321	746	198	6,064	5,423
Allowance for loan losses - ending balance	$9,722	$9,348	$9,257	$9,127	$7,462

Allowance for loan losses/loans held for investment	2.03%	1.99%	1.97%	1.88%	1.53%

Delinquent 30 - 90 days	$840	$358	$845	$1,267	$6,459
Percentage of loans delinquent	0.18%	0.08%	0.18%	0.26%	1.33%

Non-accrual loans	$6,952	$6,752	$9,447	$7,032	$2,875
OREO	$3,276	$5,334	$4,073	$5,111	$4,455
Total NPA	$10,228	$12,086	$13,520	$12,143	$7,330
NPA to total assets	1.27%	1.53%	2.12%	1.82%	1.04%

Allowance for loan losses/NPA	95.06%	77.35%	68.47%	75.16%	101.80%
REO expense	$1,324	$676	$459	$1,497	$22

Composition of Loan Portfolio

	September 30, 2010		December 31, 2009		September 30, 2009
		Percentage		Percentage		Percentage
(Dollars in Thousands)	Amount	of Total	Amount	of Total	Amount	of Total

Commercial	$78,556	16.42%	$72,628	14.93%	$69,997	14.31%
Commercial real estate	223,574	46.74	220,301	45.28	222,229	45.44
Real estate construction	37,066	7.75	41,508	8.53	45,310	9.27
Residential real estate	137,745	28.80	150,792	30.99	150,204	30.71
Consumer and other	1,386	0.29	1,335	0.27	1,337	0.27
Total loans	$478,327	100.00%	$486,564	100.00%	$489,077	100.00%
Less allowance for loan losses	9,722		9,127		8,179
	$468,605		$477,437		$480,898

Access National Corporation
Summary of Non-Performing Assets

(In Thousands)	September 30, 2010
Non-Performing Loans
CRE - Owner occupied Industrial Building Chantilly VA, Bankruptcy	$3,061
CRE - Church Suburban MD Bankruptcy, Listed for sale	686
CRE - Industrial land - Washington D.C. Leases pending	374
SFR - Construction Leesburg VA, Foreclosure Action Pending	1,489
SFR - 2 Suburban MD, Listed for sale	961
C&I - 2 Loans to operating businesses in Northern VA	77
SFR - No.Va.	304
Total Non-Performing Loans	$6,952

Real Estate Owned
CRE - Office building Baltimore MD, Listed for sale	$1,890
CRE - 2 Office Condos No.Va.	427
SFR - Northern VA - Bankruptcy	959
Total Real Estate Owned	$3,276

Total Non-Performing Assets	$10,228

Composition of Deposits

	September 30, 2010		December 31, 2009		September 30, 2009
		Percentage		Percentage		Percentage
(Dollars In Thousands)	Amount	of Total	Amount	of Total	Amount	of Total

Demand deposits	$87,446	14.41%	$69,782	14.95%	$84,296	16.44%
Interest-bearing demand deposits	26,021	4.29	25,918	5.56	28,735	5.60
Savings and money market	109,816	18.09	103,070	22.09	99,822	19.47
CDARS-reciprocal time deposits	208,670	34.38	41,550	8.90	56,180	10.96
Brokered deposits	59,795	9.85	129,660	27.79	127,691	24.90
Time deposits	115,209	18.98	96,665	20.71	116,019	22.63
Total Deposits	$606,957	100.00%	$466,645	100.00%	$512,743	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2010			June 30, 2010			September 30, 2009
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest earning assets:
Securities	$127,467	$583	1.83%	$113,784	$604	2.12%	$70,320	$712	4.05%
Loans held for sale	70,913	840	4.74%	44,984	572	5.09%	52,967	718	5.42%
Loans(1)	471,308	7,350	6.24%	469,122	7,405	6.31%	497,969	7,752	6.23%
Interest-bearing balances and federal funds sold	88,014	58	0.26%	128,864	77	0.24%	61,301	34	0.22%
Total interest earning assets	757,702	8,831	4.66%	756,754	8,658	4.58%	682,557	9,216	5.40%
Noninterest earning assets:
Cash and due from banks	12,516			8,885			6,708
Premises, land and equipment	8,609			8,674			12,862
Other assets	33,155			32,781			14,802
Less: allowance for loan losses	(9,625)			(9,056)			(8,250)
Total noninterest earning assets	44,655			41,284			26,122
Total Assets	$802,357			$798,038			$708,679

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$34,217	$47	0.55%	$37,501	$60	0.64%	$35,376	$100	1.13%
Money market deposit accounts	133,866	319	0.95%	132,409	391	1.18%	100,023	377	1.51%
Savings accounts	3,862	9	0.93%	3,942	9	0.91%	4,408	16	1.45%
Time deposits	356,644	1,513	1.70%	357,590	1,589	1.78%	302,287	1,976	2.61%
Total interest-bearing deposits	528,589	1,888	1.43%	531,442	2,049	1.54%	442,094	2,469	2.23%
Borrowings:
FHLB Advances	8,202	71	3.46%	11,662	111	3.81%	22,535	253	4.49%
Securities sold under agreements to repurchase and federal funds purchased	28,376	23	0.32%	25,307	30	0.47%	22,193	25	0.45%
Other short-term borrowings	26,451	61	0.92%	22,703	54	0.95%	13,697	32	0.93%
FHLB Long-term borrowings	8,127	73	3.59%	8,681	77	3.55%	20,210	170	3.36%
FDIC Term Note	29,998	300	4.00%	29,997	297	3.96%	29,996	299	3.99%
Subordinated Debentures	6,186	57	3.69%	6,186	53	3.43%	6,186	57	3.69%
Total borrowings	107,340	585	2.18%	104,536	622	2.38%	114,817	836	2.91%
Total interest-bearing deposits and borrowings	635,929	2,473	1.56%	635,978	2,671	1.68%	556,911	3,305	2.37%
Noninterest-bearing liabilities:
Demand deposits	74,870			73,409			74,878
Other liabilities	21,286			18,539			11,208
Total liabilities	732,085			727,926			642,997
Shareholders' Equity	70,272			70,112			65,682
Total Liabilities and Shareholders' Equity:	$802,357			$798,038			$708,679

Interest Spread(2)			3.11%			2.90%			3.03%

Net Interest Margin(3)		$6,358	3.36%		$5,987	3.16%		$5,911	3.46%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2010			September 30, 2009
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$98,381	$1,537	2.08%	$73,491	$2,553	4.63%
Loans held for sale	49,144	1,801	4.89%	68,906	2,648	5.12%
Loans(1)	472,361	22,238	6.28%	491,375	23,270	6.31%
Interest-bearing balances and federal funds sold	93,323	172	0.25%	65,613	112	0.23%
Total interest-earning assets	713,209	25,748	4.81%	699,385	28,583	5.45%
Noninterest-earning assets:
Cash and due from banks	9,652			6,345
Premises, land and equipment	8,671			9,050
Other assets	28,788			18,676
Less: allowance for loan losses	(9,352)			(7,919)
Total noninterest-earning assets	37,759			26,152
Total Assets	$750,968			$725,537

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$31,774	$150	0.63%	$27,242	$223	1.09%
Money market deposit accounts	132,034	1,103	1.11%	87,254	1,011	1.54%
Savings accounts	3,979	28	0.94%	4,456	48	1.44%
Time deposits	319,664	4,624	1.93%	330,293	7,005	2.83%
Total interest-bearing deposits	487,451	5,905	1.62%	449,245	8,287	2.46%
Borrowings:
FHLB Advances	12,489	384	4.10%	24,144	740	4.09%
Securities sold under agreements to repurchase and federal funds purchased	26,028	81	0.41%	24,363	91	0.50%
Other short-term borrowings	21,449	150	0.93%	17,848	127	0.95%
FHLB Long-term borrowings	9,801	244	3.32%	26,300	692	3.51%
FDIC Term Note	29,997	892	3.96%	25,491	768	4.02%
Subordinated Debentures	6,186	162	3.49%	6,186	185	3.99%
Total borrowings	105,950	1,913	2.41%	124,332	2,603	2.79%
Total interest-bearing deposits and borrowings	593,401	7,818	1.76%	573,577	10,890	2.53%
Noninterest-bearing liabilities:
Demand deposits	71,507			78,535
Other liabilities	15,820			9,866
Total liabilities	87,327			661,978
Shareholders' Equity	70,240			63,559
Total Liabilities and Shareholders' Equity:	$750,968			$725,537

Interest Spread(2)			3.06%			2.92%

Net Interest Margin(3)		$17,930	3.35%		$17,693	3.37%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100